UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 15, 2007 (June 13, 2007)

BEA Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22369	77-0394711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2315 North First Street

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 570-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 13, 2007, BEA Systems, Inc., a Delaware corporation (the “Company”), received an Additional Staff Determination Letter from The Nasdaq Stock Market stating that the Company continues to be out of compliance with the filing requirements of Marketplace Rule 4310(c)(14) and, therefore, its common stock continues to be subject to delisting from The Nasdaq Global Select Market. The letter was anticipated due to the Company’s delay in filing its Form 10-Q for the first quarter ended April 30, 2007. The Company received similar Staff Determination Letters resulting from the delay in filing its Form 10-Qs for the quarters ended July 31, 2006 and October 31, 2006, and its Form 10-K for the fiscal year ended January 31, 2007, due to its ongoing stock option review.

On March 13, 2007, the Company announced that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) had called for review the February 22, 2007 decision of the Nasdaq Listing Qualifications Panel (the “Panel”), which had previously established a deadline of March 12, 2007 for the Company to become current in its periodic filings. The Listing Council determined to stay the Panel’s decision pending further action by the Listing Council. In accordance with the call for review, on May 4, 2007 the Company submitted additional information to the Listing Council for its consideration. The Listing Council is reviewing the Panel’s decision.

As previously disclosed, in August 2006, the Audit Committee of the Company’s Board of Directors initiated a review of the Company’s historical stock option grants, and on February 14, 2007, the Company announced the principal conclusions of the Audit Committee’s review. The Company is working with its independent auditors, Ernst & Young LLP, to complete its restatement, and thereafter intends to seek comments from the Office of the Chief Accountant at the Securities and Exchange Commission (the “OCA”). The Company intends to file its delayed quarterly reports on Form 10-Q for the quarters ended July 31, 2006, October 31, 2006 and April 30, 2007, and its delayed annual report on Form 10-K for fiscal year ended January 31, 2007, which will incorporate its restated financial statements, as soon as practicable after receiving comments from the OCA. There can be no assurance that the outcome of the Listing Council’s review will be favorable to the Company or that the Company will remain listed on The Nasdaq Global Select Market.

A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release entitled “BEA Provides Update on Nasdaq Listing Qualification” dated June 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEA SYSTEMS, INC.

By:	/s/ Mark P. Dentinger
Mark P. Dentinger
Executive Vice President and Chief Financial Officer

Date: June 15, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release entitled “BEA Provides Update on Nasdaq Listing Qualification” dated June 15, 2007.